DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS:

DWS Mid Cap Growth VIP DWS Strategic Value VIP DWS Turner Mid Cap Growth VIP

The Board of each fund noted above has approved a proposal by Deutsche Investment Management Americas Inc. (”DIMA”), the advisor of each fund, to effect the following fund reorganizations or “mergers”:

Acquired Funds	Acquiring Funds
DWS Variable Series II — DWS Mid Cap Growth VIP DWS Variable Series II — DWS Strategic Value VIP DWS Variable Series II — DWS Turner Mid Cap Growth VIP	DWS Variable Series II — DWS Small Cap Growth VIP DWS Variable Series II — DWS Large Cap Value VIP DWS Variable Series II — DWS Small Cap Growth VIP

The mergers are expected to occur on or about May 1, 2011 and they are expected to be tax–free reorganizations for federal income tax purposes. Completion of each merger is subject to a number of conditions. On the merger date, an investment in each Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the corresponding Acquiring Fund. Therefore, as a result of the mergers, shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund. You can find information about each Acquiring Fund and its risks, including a prospectus and summary prospectus, online at www.dws–investments.com/vipros. You can also get this information at no cost by e–mailing a request to inquiry.info@dws.com, calling (800) 728–3337 or by contacting your insurance company.

Please Retain This Supplement for Future Reference

January 19, 2011
PROSTKR–4